BlackRock FundsSM
BlackRock Global Long/Short Equity Fund
(the “Fund”)
Supplement dated August 23, 2022 to the Prospectuses and the Statement of Additional Information (“SAI”) of the Fund, each dated August 28, 2022
On May 10, 2022, the Board of Trustees (the “Board”) of BlackRock FundsSM, on behalf of the Fund, approved a change in the name of the Fund from “BlackRock Global Long/Short Equity Fund” to “BlackRock Global Equity Market Neutral Fund.” Although the Fund’s investment process and investment strategy will not change in connection with the name change, certain clarifying updates are made to the Fund’s investment process and investment strategy disclosure in order to align the disclosure with the Fund’s new name. These changes become effective on September 1, 2022.
Accordingly, until September 1, 2022, the following changes are made to the Fund’s Prospectuses and SAI, as applicable:
Change in the Fund’s Name
References to the Fund’s name “BlackRock Global Equity Market Neutral Fund” are changed to “BlackRock Global Long/Short Equity Fund.”
Changes in the Fund’s Investment Strategy and Investment Process
The second paragraph of the section of the Prospectuses entitled “Fund Overview — Key Facts About BlackRock Global Equity Market Neutral Fund — Principal Investment Strategies of the Fund” and the third paragraph of the section of the Prospectuses entitled “Details About the Fund — How the Fund Invests — Principal Investment Strategies,” as applicable, are deleted in their entirety and replaced with the following:
The Fund pursues its investment objective by taking both long and short positions in a variety of developed market equity instruments. The Fund expects to maintain long and short positions primarily through the use of swap agreements and other derivative instruments, such as futures, and may invest in such instruments without limitation. Although the Fund intends to maintain an overall long position in its portfolio investments, the Fund generally expects to maintain significant short positions in equity securities and equity-related instruments. In certain circumstances, these short positions may approach or reach the size of the overall long position. The use of both long and short positions better enables the Fund to seek to produce returns that have low correlation to those available by investing in the market as a whole. A long position arises where the Fund holds a security in its portfolio or maintains a position through a derivative instrument that provides economic exposure similar to direct ownership of the security. The Fund will have a short position where it sells a security it does not own by delivery of a borrowed security or has entered into a derivative instrument that provides economic exposure similar to a short sale of the security. The Fund looks to identify overvalued, undervalued or mispriced stocks and other equity instruments through proprietary ranking techniques. The Fund takes long positions primarily in securities that BlackRock has identified as attractive and short positions in such securities that BlackRock has identified as overvalued or poised for underperformance.
The second paragraph of the section of the Prospectuses entitled “Details About the Fund — How the Fund Invests — Investment Process” is deleted in its entirety and replaced with the following:
The Fund will offer investors long and short exposure to equity instruments in a manner that seeks to produce returns that have low correlation to those obtained by investing in the market as a whole. The stock selection model, constructed by the Scientific Active Equity Team of BlackRock Advisors, LLC (“BlackRock”), will direct the strategy using advanced techniques to identify mis-valuation across stocks and markets.
Shareholders should retain this Supplement for future reference.
PRSAI-GLSE-0822SUP